EATON VANCE ASIAN SMALL COMPANIES FUND

Supplement to Prospectus dated January 1, 2008

The following replaces Item 2 of the Fund’s supplement dated May 9, 2008:

Effective July 15, 2008, the following replaces the first two sentences of the second paragraph under "Asian Small Companies Fund" under "Investment Objectives & Principal Policies and Risks":

At the time of investment, Asian small companies (a) have a market capitalization that does not exceed the maximum market capitalization of companies included in the MSCI All Country Asia ex Japan Small Cap Index (full market capitalization) (the "market cap maximum") on the last business day of the previous quarter and (b) are located in or have securities which are principally traded in an Asian region country. As of March 31, 2008, the maximum market capitalization of companies included in the Index (full market capitalization) was approximately $4.5 billion. The Fund may invest 25% or more of its total assets in securities of issuers located in any one country, and may retain securities of a company with a market capitalization that grows after initial investment over the market cap maximum.

June 25, 2008 ASCGCPS3